UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2008

                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


        Federal                      0-50970                     42-1597948
------------------------------ ------------------------      ------------------
      (State or other          (Commission File Number)      (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)



     40 Main Street, Putnam, Connecticut                            06260
------------------------------------------                       ----------
 (Address of principal executive offices)                        (Zip Code)

                                 (860) 928-6501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 4.01         Change in Registrant's Certifying Accountant
                  --------------------------------------------

         On July 16, 2008, the Audit Committee of PSB Holdings, Inc.
(the "Registrant") dismissed Whittlesey & Hadley, P.C. as the Registrant's principal accountants. It is expected that Whittlesey & Hadley, P.C. will audit the Registrant's consolidated financial statements as of and for the year ended June 30, 2008.

         The audit reports of Whittlesey & Hadley, P.C. on the consolidated financial statements of the Registrant as of and for the years ended June 30, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended June 30, 2008 and 2007 and the subsequent interim period through July 16, 2008, there were no: (1) disagreements with Whittlesey & Hadley, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Whittlesey & Hadley, P.C.'s satisfaction, would have caused Whittlesey & Hadley, P.C. to make reference in connection with its opinion to the subject matter, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

         The Registrant requested that Whittlesey & Hadley, P.C. furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Whittlesey & Hadley, P.C. agreed with the above statements. A copy of Whittlesey & Hadley, P.C.'s letter to the SEC dated July 16, 2008 is filed as an Exhibit to this Current Report on Form 8-K.

         On July 16, 2008, the Registrant engaged Shatswell, MacLeod & Company, P.C. as the Registrant's new principal accountants for the fiscal year ending June 30, 2009. The engagement was approved by the Audit Committee of the Board of Directors of the Registrant. During the fiscal years ended June 30, 2008 and 2007, and the subsequent interim period prior to the engagement of Shatswell, MacLeod & Company, P.C., the Registrant did not consult with Shatswell, MacLeod & Company, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

     (d) Exhibits:

     Exhibit No.                        Description
     -----------                        -----------

     16                                 Letter regarding change in certifying
                                        accountant

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  PSB HOLDINGS, INC.

Dated: July 17, 2008                   By:  /s/ Thomas A. Borner
                                            ------------------------------------
                                            Thomas A. Borner
                                            Chairman and Chief Executive Officer